UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

XPERI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employee Indemnification No.)

3025 Orchard Parkway
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 8, 2022, Xperi Holding Corporation (the “Company,” “we,” “our” or “us) issued a press release announcing the details regarding the intended separation and distribution (the “Spin-Off”) of the product business of the Company into Xperi Inc. (“Xperi Inc.”), a wholly owned subsidiary of the Company. The Company’s board of directors (the “Board”) has declared a distribution of the then issued and outstanding shares of common stock, par value $0.001 per share, of Xperi Inc. (the “Xperi Inc. Common Stock”), as a dividend on a pro rata basis to the Company’s stockholders of record as of the close of business on Wednesday, September 21, 2022 (the “Record Date”). Each Company stockholder of record on the Record Date will receive a distribution of four shares of Xperi Inc. Common Stock for every ten shares of common stock, par value $0.001 per share, of the Company, that it holds on the Record Date. Each Company stockholder of record on the Record Date will receive cash in lieu of the fractional shares of Xperi Inc. Common Stock created as a result of the Spin-Off. The Spin-Off is expected to occur on or about October 1, 2022. Upon completion of the Spin-Off, Xperi Inc. will be an independent, publicly traded company, and the Company will retain no ownership interest in Xperi Inc. The Spin-Off remains subject to certain customary conditions being satisfied or waived as of the closing date, including the U.S. Securities and Exchange Commission (“SEC”) having declared effective Xperi Inc.’s registration statement on Form 10 (the “Form 10”).

In addition, the Board approved the Company’s intended name change from Xperi Holding Corporation to Adeia Inc. and stock symbol change from “XPER” to “ADEA,” both expected to become effective upon completion of the Spin-Off.

A copy of the press release is included herewith as Exhibit 99.1, and is incorporated by reference herein.

Forward-Looking Statements

Statements in this report regarding the Spin-Off and related transactions constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates” or similar expressions) should also be considered to be forward-looking statements. Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond our control. Factors that could cause actual results or events to differ materially from those anticipated include the matters described in the Company’s most recent Form 10-K, Form 10-Q and other filings with the SEC, as well as those risk factors described in Xperi Inc.’s Form 10 filed with the SEC on August 26, 2022. Copies of the Company’s filings are available from the SEC, or the “Investor Relations” section of its website at https://investor.xperi.com. Copies of Xperi Inc.’s Form 10 are available from the SEC. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

99.1	Press Release, dated September 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XPERI HOLDING CORPORATION

Date: September 8, 2022	By:	/s/ Robert Andersen
		Name:	Robert Andersen
		Title:	Chief Financial Officer